                               [ALPHA LETTERHEAD]



August 12, 1997


Dear Alpha Stockholder:

You should recently have received proxy material in connection with the upcoming Annual Meeting of Shareholders of Alpha Industries, Inc. to be held on September 8, 1997.

The second item of business in that proxy material is a proposal to approve the continuation of the Alpha Industries, Inc. Shareholder Rights Agreement (the "Rights Agreement").

I AM WRITING ON BEHALF OF MYSELF AND THE ENTIRE BOARD OF DIRECTORS TO ASK YOU TO VOTE IN FAVOR OF THE CONTINUATION OF THE RIGHTS AGREEMENT. HERE IS WHY:

 . Alpha's Board of Directors unanimously voted to adopt the Rights Agreement last year, to ensure that Alpha's stockholders would continue to have the same protections against unfair or coercive takeover attacks that they have had under a similar rights agreement since 1986. The old agreement expired in December 1996.

     A vote to continue the Rights Agreement will effectively maintain the same protections that Alpha has had since 1986.

 . We believe that the Rights Agreement provides necessary and appropriate protections for ALL of Alpha's stockholders. We wanted to be sure that we were doing what the stockholders wished, so we decided to put the Rights Agreement to a vote of all of Alpha's stockholders.

     We don't know of any other U.S. public company that has taken this step without external pressure. The stockholder vote is not required under Federal law, Delaware law, or Alpha's charter or by-laws.

 . The 1986 rights agreement helped Alpha to remain independent in the face of an unfriendly takeover attack in 1992 that would have given Alpha stockholders only $4.50 per share.

     Your Board of Directors was convinced that the price offered was too low. Without the old rights agreement, the attack might have succeeded and deprived Alpha's stockholders of all future appreciation in the price of Alpha's stock.

 . The Rights Agreement protects against the risk that an unsolicited takeover attempt might win control of Alpha even if the Board was convinced that the offer was too low or unfair, thereby depriving Alpha's stockholders of the opportunity to benefit either from a higher offer or from future increases in the value of Alpha's stock if Alpha were to remain independent.

Alpha Stockholders
August 13, 1997
Page 2

     More than 1,400 U.S. and Canadian companies have adopted shareholder rights agreements to protect their stockholders, including over 55% of the Fortune 500 companies. The Supreme Court of Delaware has upheld the legality of shareholder rights agreements, ruling that the adoption of a shareholder rights agreement under appropriate circumstances is a legitimate exercise of the board's business judgment in that it helps a board to better fulfill its fiduciary obligations to the stockholders it serves.

 . The Board adopted the Rights Agreement in order to increase the time available to management and the Board to respond to an unsolicited takeover attempt. The Board believes strongly that a better-prepared response will increase the value received by Alpha's stockholders, either through negotiations that lead to an enhanced and ultimately successful offer, or through the exposure of weaknesses and shortcomings in an offer that fails to adequately recognize the true long-term value of Alpha.

     A number of studies of public companies indicate that the shareholders of target companies that have rights agreements receive a higher premium over market than the shareholders of target companies without such agreements. Some other studies reach different conclusions, but the Board is confident that the Rights Agreement will benefit Alpha's shareholders.

 . Neither Alpha's Board of Directors nor its management is aware of any pending or presently threatened efforts to obtain control of the Company.

     However, in the Board's opinion, that fact does not justify leaving the Company's stockholders without the protection of the Rights Agreement.

The Proxy Statement dated July 30, 1997 provides a detailed description and discussion of the Rights Agreement, the reasons for the Board's adoption of it and its effects. I urge you to read the Proxy Statement carefully and to vote your shares in favor of the Rights Agreement.

REMEMBER, IF YOU DON'T VOTE, IT WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE RIGHTS AGREEMENT.

A new proxy card - with a black stripe on it - is enclosed, along with a return
  ------------------------------------------
envelope. If you have misplaced the white proxy card previously sent to you, or if you have voted and wish to change your vote, please vote now using the black-stripe proxy card.

                                        Sincerely,


                                        /s/ George S. Kariotis
                                        ----------------------
                                        George S. Kariotis
                                        Chairman of the Board

                             [BLACK BAR ACROSS TOP]

                             ALPHA INDUSTRIES, INC.
                                     PROXY
The undersigned hereby appoints George S. Kariotis and James C. Nemiah, and each of them, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of Alpha Industries, Inc. to be held on September 8, 1997, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the election of directors, and the proposal to approve the 1996 Long-Term Incentive Plan, as more fully described in the notice of and proxy statement for the meeting, in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND IN FAVOR OF PROPOSAL 2.

                                                                   -------------
       Continued, and to be Signed, on reverse side                 SEE REVERSE
(Please fill in the reverse side and mail in enclosed envelope)         SIDE
                                                                   -------------

---------------------------------------
[REVERSE SIDE]

 A [X] Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AS DIRECTORS AND FOR PROPOSAL 2.

                                       WITHHOLD AUTHORITY
                         FOR               FROM ALL              Nominees:
                    ALL  NOMINEES          NOMINEES          Thomas C. Leonard
1. Election of           [_]                  [_]              Arthur Pappas
   Directors.                                                  Raymond Shamie

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)
--------------------------------------------------------------------------------

2. Approval of the Alpha Industries Shareholder Rights Agreement
                                                           FOR  AGAINST  ABSTAIN
                                                           [_]    [_]      [_]

                                             MARK HERE              MARK HERE
                                            FOR ADDRESS            IF YOU PLAN
                                          CHANGE AND  [_]        TO ATTEND   [_]
                                           NOTE AT LEFT           THE MEETING

Signature:                Date        Signature                 Date
           --------------      ------           ---------------       -------
(Signature should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys and officers of corporations should add their names when signing)